Filed pursuant to Rule 497(e)

Registration Nos. 333-264478; 811-23793

Defiance Leveraged Long + Income MSTR ETF (MST)

listed on The Nasdaq Stock Market, LLC

April 30, 2025

Supplement to the Prospectus and

Statement of Additional Information (“SAI”),

each dated March 21, 2025

Effective immediately, the “Fees and Expenses of the Fund” and “Example” sections of the Prospectus are amended and restated in their entirety with the following:

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Annual Fund Operating Expenses(1) (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	1.29%
Distribution and Service (12b-1) Fees	0.00%
Other Expenses(2)	0.02%
Acquired Fund Fees and Expenses(2)(3)	0.11%
Total Annual Fund Operating Expenses	1.42%
Less: Fee Waiver	(0.11)%
Total Annual Fund Operating Expenses After Fee Waiver(4)	1.31%

(1)	The Fund’s investment adviser, Tidal Investments LLC (the “Adviser”), will pay, or require a sub-adviser to pay, all of the Fund’s expenses incurred by the Fund (except for advisory fees and sub-advisory fees, as the case may be) excluding interest charges on any borrowings made for investment purposes, dividends and other expenses on securities sold short, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, distribution fees and expenses paid by the Fund under any distribution plan adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the”1940 Act”), and litigation expenses, and other non-routine or extraordinary expenses.
(2)	Based on estimated amounts for the current fiscal year.
(3)	Acquired Fund Fees and Expenses (“AFFE”) are the indirect costs of investing in other investment companies.
(4)	The Adviser has agreed to reduce its unitary management fee to 1.18% of the Fund’s average daily net assets through at least August 31, 2026. This agreement may be terminated only by, or with the consent of, the Board of Trustees of Tidal Trust II, on behalf of the Fund, upon sixty (60) days’ written notice to the Adviser. This Agreement may not be terminated by the Adviser without the consent of the Board. The fee waiver is not subject to recoupment.

Expense Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then hold or redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example does not take into account brokerage commissions that you may pay on your purchases and sales of Shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years
$133	$439

Effective immediately, the first paragraph of the “Principal Investment Strategies” section of the Prospectus is amended and restated in its entirety with the following:

The Fund is an actively-managed exchange-traded fund (“ETF”) that seeks to achieve its investment objective through a combination of a Leveraged Strategy and an Income Generation Strategy. The Leveraged Strategy aims to amplify returns by employing derivatives to achieve exposure to MicroStrategy Incorporated (“MSTR,” or the “Underlying Security”) at daily levels ranging from 150% to 200% of the Fund’s net assets. The Income Generation Strategy complements the Leveraged Strategy by utilizing credit call spreads to seek to generate premium income and manage risk associated with the Fund’s leveraged exposure. While these strategies are designed to enhance potential returns and mitigate certain risks, the Income Generation Strategy may limit the upside performance of the Leveraged Strategy on the portion of exposure covered by the credit call spreads.

The Fund may also invest in other ETFs (“Underlying ETFs”) that provide exposure, including leveraged exposure, to MSTR (related to the Fund’s Leveraged Strategy). The Underlying ETFs may also provide dividend income (related to the Fund’s Income Generation Strategy). Underlying ETFs may include ETFs for which the Adviser serves as investment adviser (“Affiliated Underlying ETFs”).

1

Effective immediately, the first paragraph of the sub-section titled “Leveraged Strategy” in the “Principal Investment Strategies” section of the Prospectus is amended and restated in its entirety with the following:

The Fund seeks to achieve its investment objective by entering into derivatives transactions (i.e., swap agreements and options contracts) to gain long exposure to MSTR. The Fund may also supplement its derivatives investments by investing in Underlying ETFs. The Fund uses leverage to seek to provide daily returns of approximately 150% to 200% of the performance of MSTR, before fees and expenses. Although the Fund’s leverage will vary, its base, daily target leverage level will be approximately 200%. The Adviser will determine the Fund’s actual leverage level based on market conditions and other factors described below. For example, if volatility in MSTR increases significantly, the Fund may adjust its leverage level to seek to manage risk. Leverage adjustments may also be influenced by operational considerations, such as the availability and cost of derivatives, regulatory constraints, or the overall liquidity of the Underlying Security and associated derivatives markets.

Effective immediately, the first paragraph of the sub-section titled “Income Generation Strategy” in the “Principal Investment Strategies” section of the Prospectus is amended and restated in its entirety with the following:

The Fund will write (sell) credit call spreads (described below) to generate premium income and manage risk associated with its leveraged exposure to the Underlying Security’s share price. A credit call spread involves selling a call option while simultaneously buying a call option with a higher strike price, both with the same expiration date. By writing credit call spreads, the Fund can potentially offset losses incurred from its short call positions if the Underlying Security’s share price rises above the upper strike price. The Fund may also seek to generate income by investing in Underlying ETFs, including Affiliated Underlying ETFs, whose principal investment strategies are designed to provide exposure to MSTR and generate income through option strategies referencing MSTR.

Effective immediately, the following disclosures are added to the sections of the Prospectus entitled “Principal Investment Risks” and “Principal Risks of Investing in the Fund”:

Affiliated Fund Risk. Affiliated fund risk is the risk that the Adviser may select investments for the Fund based on its own financial interests or other business considerations rather than the Fund’s interests. The Adviser may be subject to potential conflicts of interest in selecting the Underlying ETFs because Affiliated Underlying ETFs pay an advisory fee to the Adviser based on their assets, the fees paid to the Adviser by some Affiliated Underlying ETFs may be higher than other Underlying ETFs or the Affiliated Underlying ETFs may be in need of assets to enhance their appeal to other investors, liquidity and trading and/or to enable them to carry out their investment strategies. However, the Adviser is a fiduciary to the Fund and is legally obligated to act in the Fund’s best interest when selecting Underlying Funds.

Leveraged ETF Risk. Investing in leveraged Underlying ETFs may amplify the Fund’s gains and losses. Most leveraged ETFs “reset” daily. Due to the effect of compounding, their performance over longer periods of time can differ significantly from the performance of their underlying reference asset during the same period of time. Leveraged ETFs, like non-leveraged ETFs, subject the Fund to additional fees which can negatively impact performance. Leveraged Underlying ETFs are also subject to “ETF Risks” which is discussed separately in this section.

Investment in Other Investment Companies Risk. Investments in other investment companies, including Underlying ETFs, are subject to general market and management risk. In addition, if the Fund acquires shares of investment companies, such as Underlying ETFs, shareholders may bear both their proportionate share of the Fund’s expenses and, indirectly, the expenses of the Underlying ETFs. Underlying ETFs are also subject to “ETF Risks” which is discussed separately in this section.

Effective immediately, the Fund’s 80% policy as reflected in the Prospectus is amended and restated to read as follows:

The Fund has adopted a policy to have at least 80% of its net assets, plus any borrowings for investment purposes, in securities and financial instruments that provide financial exposure to the Underlying Security.

Effective immediately, the following disclosure is added to the section of the Prospectus titled “Management – Investment Adviser”:

The Adviser has contractually agreed to waive its unitary management fee for Fund per the table below based on the Fund’s average daily net assets through at least August 31, 2026. This fee waiver agreement may be terminated only by, or with the consent of, the Board of the Trust, on behalf of the Fund. The fee waiver is not subject to recoupment. The purpose of this waiver is to seek to waive an amount approximately equal to AFFE incurred through the Fund’s investments in Underlying ETFs. However, it is possible that, on an annual basis, the waiver will not precisely match the amount of AFFE generated by the Underlying ETFs over the same period.

Unitary Management Fee	Unitary Management Fee After Waiver
1.29%	1.18%

Effective immediately, all references to the Fund’s payment of income distributions in the Prospectus and SAI are amended and restated to clarify that the Fund intends to pay such distributions at least on a monthly basis.

Please retain this Supplement for future reference.

2